SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 24, 2003

DIME COMMUNITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York   11211

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:

(718) 782-6200

None

(Former name or former address, if changed since last report)

Items 1 through 8.

Not Applicable.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits.

    Exhibit No.

Description

1

Information related to capital utilization

   disclosed to investors on

   February 24, 2003.

Item 9.       Regulation FD Disclosure.

On February 24, 2003, Dime Community Bancshares, Inc. held a meeting with investors in which it disclosed utilization of capital information for the 12 months ended December 31, 2002 and planned capital utilization for the 12 months ending December 31, 2003.

A copy of this presentation is attached as Exhibit 99

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

/s/ KENNETH J. MAHON

By:  ___________________________________________

Kenneth J. Mahon

Executive Vice President and Chief Financial Officer

Dated: February 25, 2003

EXHIBIT INDEX

Exhibit

Description

99

Information related to capital utilization

   disclosed to investors on

   February 24, 2003.

EXHIBIT 99

Utilization of Capital – 2002

Capital Growth – 19%

Share Repurchases –45%

Dividends paid to Shareholders – 21%

Asset Growth – 15%

Cash Earnings - $47,916,000

Planned Utilization of Capital – 2003

Capital Growth – 10%

Share Repurchases –39%

Dividends paid to Shareholders – 28%

Asset Growth – 23%

Cash Earnings - $51,489,000